UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 28, 2006

WITS BASIN PRECIOUS MINERALS INC.
(Exact Name of Registrant as Specified in Charter)

Minnesota (State or Other Jurisdiction of Incorporation)	1-12401 (Commission File Number)	84-1236619 (IRS Employer Identification No.)

80 South 8th Street, Suite 900 Minneapolis, Minnesota (Address of Principal Executive Offices)	55402-8773 (Zip Code)

612.349.5277
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Vianey Mine Concession

On June 28, 2006, the Registrant closed on an option agreement (the “Option Agreement”) with Journey Resources Corporation, a corporation duly organized pursuant to the laws of the Providence of British Columbia and its wholly-owned subsidiary Minerales Jazz S.A. de C.V., a corporation duly organized pursuant to the laws of Mexico (collectively as “Journey”), whereby the Registrant may earn up to an undivided 50 percent interest in certain mining claims comprising the Vianey Mine Concession (“Vianey”) located in Guerrero State, Mexico, of which Journey is the recorded and beneficial owner of 100 percent of Vianey.

In order to earn the first 25 percent interest in Vianey, the Registrant issued 500,000 shares of its $.01 par value common stock and must further provide an aggregate of $500,000 (on or before December 31, 2006) for an exploration work program to be directed by Journey as identified in the NI 43-101 Technical Report Pertaining To: The Vianey Mine - Guerrero State, Mexico (dated of October 18, 2004 and revised March 10, 2005) prepared by Rodney A. Blakestad J.D., C.P.G., (the “Blakestad Report”).

In order to earn the final 25 percent interest in Vianey, the Registrant must issue an additional 500,000 shares of its $.01 par value common stock (on or before January 15, 2007) and must further provide an additional $500,000 (on or before September 30, 2007 as directed by Journey) for further exploration work identified in the Blakestad Report.

Should the Registrant not provide the additional shares of common stock and fund the entire $1,000,000 required for the exploration, it will loose all of the rights under the Option Agreement with any one default.

On April 18, 2006, the Registrant entered into a letter-of-intent with Journey and issued 100,000 shares of its $.01 par value common stock, which allowed the Registrant a due diligence period until June 15, 2006 (subsequently extended until June 30, 2006) thereafter to execute a formal option agreement. All common stock issuances to Journey have been provided “piggy-back” registration rights.

The foregoing is qualified in its entirety by reference to the Option Agreement and the Blakestad Report, which are being filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K; and such exhibits are incorporated herein by reference. In addition, the Registrant is attaching as Exhibit 99.1 a Press Release dated June 28, 2006, with respect to the Option Agreement, which is incorporated herein by reference.

Hawk MacNugget Claims

On June 29, 2006, the Registrant executed two agreements relating to an exploration project located in Canada. The first agreement was pursuant to a Memorandum of Agreement between the Registrant and Hawk Precious Minerals Inc., (the “Hawk Memorandum”). Hawk Precious Minerals Inc., a corporation organized under the laws of Ontario, Canada (“Hawk”), is an affiliate of the Registrant. H. Vance White, our Chief Executive Officer and a director, is also an officer and director of Hawk. Under the terms of the Hawk Memorandum, the Registrant acquired a 50 percent interest in certain mining claims located in northern Ontario (the “Claims”), held entirely by Hawk by issuing Hawk 40,000 shares of the its $.01 par value common stock.

Under the terms of the second agreement, the Registrant sold a portion of its Claims to MacDonald Mines Exploration Ltd., a Toronto Stock Exchange listed company (“MacDonald”) under a further Memorandum of Agreement between the Registrant, Hawk and MacDonald (the “Hawk/MacDonald Memorandum”). With the execution of the Hawk/MacDonald Memorandum, the Registrant beneficially received 50,000 unregistered shares of MacDonald’s publicly-traded common stock, whereby MacDonald would become a 51 percent owner in the Claims and become the operator of the exploration efforts of the Claims.

With the execution of both agreements, a formal joint venture agreement is to be drafted and will include a dilution formula requiring further monetary participation of the Registrant in order to maintain its 24.5 percent interest in the Claims.

In order to comply with the provisions Section 302A.255 of the Minnesota Business Corporation Act, with respect to agreements and transactions between the Registrant and Hawk or any of its affiliates, the Registrant’s Board of Directors (the “Board”), established a committee of the Board (the “Committee”) comprised solely of directors having no material financial interest in Hawk or any of its affiliates. The Committee was given the full power of the Board in all matters relating to transactions between the Registrant and Hawk or any affiliate of Hawk, including, without limitation, approving the terms of such transactions and the consideration to be paid by the Registrant to Hawk or any of its affiliates. Effective as of June 15, 2006, the Committee approved and authorized the execution of the two agreements relating to the Hawk MacNugget Claims.

The foregoing is qualified in its entirety by reference to the Hawk Memorandum and the Hawk/MacDonald Memorandum, which are being filed as Exhibits 10.3 and 10.4, respectively, to this Current Report on Form 8-K; and such exhibits are incorporated herein by reference.

Item 9.01.   Financial Statements and Exhibits.

(c) Exhibits

Exhibit	Description of Document
10.1	Option Agreement by and between the Registrant, Journey Resources Corporation and Minerales Jazz S.A. de C.V., dated June 28, 2006.
10.2	NI 43-101 Technical Report Pertaining To: The Vianey Mine - Guerrero State, Mexico (dated of October 18, 2004 and revised March 10, 2005) prepared by Rodney A. Blakestad J.D., C.P.G.
10.3	Memorandum of Agreement between the Registrant and Hawk Precious Minerals Inc., dated June 29, 2006.
10.4	Memorandum of Agreement between the Registrant, Hawk Precious Minerals Inc., and MacDonald Mines Exploration Ltd., dated June 29, 2006.
99.1	Press release dated June 28, 2006.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Wits Basin Precious Minerals Inc.

Date: June 30, 2006	By:	/s/ Mark D. Dacko
Mark D. Dacko
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description of Document
10.1	Option Agreement by and between the Registrant, Journey Resources Corporation and Minerales Jazz S.A. de C.V., dated June 28, 2006.
10.2	NI 43-101 Technical Report Pertaining To: The Vianey Mine - Guerrero State, Mexico (dated of October 18, 2004 and revised March 10, 2005) prepared by Rodney A. Blakestad J.D., C.P.G.
10.3	Memorandum of Agreement between the Registrant and Hawk Precious Minerals Inc., dated June 29, 2006.
10.4	Memorandum of Agreement between the Registrant, Hawk Precious Minerals Inc., and MacDonald Mines Exploration Ltd., dated June 29, 2006.
99.1	Press release dated June 28, 2006.